UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2008

SunTrust Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree St., N.E., Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 588-7711

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

Upon the issuance of the 7.875% Trust Preferred Securities of SunTrust Capital IX (the “Trust Preferred Securities”) and the related 7.875% Junior Subordinated Notes (the “JSNs”) on March 4, 2008 (the “Transaction”), the ability of SunTrust Banks, Inc. (the “Company”) to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock, its Perpetual Preferred Stock, Series A, its Perpetual Preferred Stock, Series B, its Remarketable Junior Subordinated Notes due 2042 or its 6.100% Extendible Junior Subordinated Notes will be subject to certain restrictions in the event that deferrals of distributions with respect to the Trust Preferred Securities or the JSNs have occurred and are continuing. These restrictions are set forth in the Third Supplemental Indenture to be entered into in connection with the Transaction, a form of which is attached to the Form 8-A filed by the Company on March 3, 2008 with the Securities and Exchange Commission (the “SEC”) as Exhibit 4.4, and is incorporated herein by reference.

Item 8.01	Other Events.

In connection with the closing of the Transaction, the Company entered into a Replacement Capital Covenant (the “RCC”) on March 4, 2008. Under the RCC, the Company covenanted in favor of certain of its debtholders, who are initially the holders of the Initial Covered Debt (as defined in the RCC), that the Trust Preferred Securities and the JSNs will not be repaid, redeemed or purchased by the Company or any of its subsidiaries on or before March 15, 2048, unless (i) the Company has obtained the prior approval of the Federal Reserve if such approval is then required under the Federal Reserve’s capital guidelines or policies applicable to bank holding companies; and (ii) the principal amount repaid or the applicable redemption or purchase price does not exceed a maximum amount determined by reference to the aggregate amount of net cash proceeds the Company has received from the sale of common stock, rights to acquire common stock, mandatorily convertible preferred stock, debt exchangeable for equity, qualifying non-cumulative preferred stock, REIT preferred securities and certain qualifying capital securities since the date 180 days prior to delivery of notice of such repayment or redemption or the date of such purchase. The Initial Covered Debt is the Company’s 6% Subordinated Notes due 2026, which have a CUSIP No. 867914AH6. The foregoing is a brief description of the terms of the RCC. It does not purport to be complete in all respects. This description is subject to and qualified in its entirety by reference to the RCC, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional exhibits are filed herewith in connection with the offering, issuance and sale of the Trust Preferred Securities and JSNs under the Company’s Registration Statement on Form S-3 (No. 333-137101).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated February 26, 2008, between the Company, SunTrust Capital IX, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., SunTrust Robinson Humphrey, Inc. and UBS Securities LLC, as representatives of the several Underwriters named therein.

4.1	Indenture, dated October 25, 2006, between SunTrust Banks, Inc. and U.S. Bank National Association, as Trustee, incorporated by reference to Exhibit 4.3 to SunTrust Banks, Inc.’s Form 8-A filed on December 5, 2006.

4.2	Form of Third Supplemental Indenture to the Junior Subordinated Notes Indenture between SunTrust Banks, Inc. and U.S. Bank National Association, incorporated by reference to Exhibit 4.4 to SunTrust Banks Inc.’s Form 8-A filed on March 3, 2008.

4.3	Form of Second Amended and Restated Declaration of Trust, among SunTrust Banks, Inc., as Sponsor, U.S. Bank National Association, as Property Trustee, U.S. Bank Trust National Association, as Delaware Trustee, and the Administrative Trustees, incorporated by reference to Exhibit 4.1 to SunTrust Banks Inc.’s Form 8-A filed on March 3, 2008.

4.4	Form of Guarantee Agreement, between SunTrust Banks, Inc. and U.S. Bank National Association, incorporated by reference to Exhibit 4.2 to SunTrust Banks Inc.’s Form 8-A filed on March 3, 2008.

4.5	Form of 7.875% Junior Subordinated Note (included in Exhibit 4.2).

4.6	Form of certificate representing the 7.875% Trust Preferred Securities (included in Exhibit 4.3).

4.7	Amended and Restated Certificate of Trust of SunTrust Capital IX, dated as of August 29, 2006, incorporated by reference to Exhibit 4.7 to SunTrust Banks Inc.’s Form 8-A filed on March 3, 2008.

8.1	Tax Opinion of King & Spalding LLP.

99.1	Replacement Capital Covenant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC.

Date: March 4, 2008	By:	/s/ David A. Wisniewski
David A. Wisniewski
Associate General Counsel and Group Vice President